Income Taxes	12 Months Ended
Apr. 30, 2019
Income Tax Disclosure [Abstract]
Income Taxes

13. Income Taxes

The Company is incorporated in the Netherlands but operates in various countries with differing tax laws and rates. The geographical breakdown of income (loss) before provision for income taxes is summarized as follows (in thousands):

	Year Ended April 30,
	2019	2018	2017
Dutch	$(121,803)	$(58,810)	$(61,590)
Foreign	23,888	9,459	13,835
Loss before income taxes	$(97,915)	$(49,351)	$(47,755)

The components of the provision for income taxes were as follows (in thousands):

	Year Ended April 30,
	2019	2018	2017
Current:
Dutch	$-	$-	$-
Foreign	912	3,731	3,495
Total current tax expense	912	3,731	3,495
Deferred:
Dutch	$(233)	$-	$-
Foreign	3,709	(355)	718
Total deferred tax expense	3,476	(355)	718
Total provision for income taxes	$4,388	$3,376	$4,213

The Company’s effective tax rate substantially differed from the Dutch statutory tax rate of 25% primarily due to the valuation allowance on the Dutch, U.S. and United Kingdom deferred tax assets in addition to a deferred tax asset revaluation as a result of enacted tax legislation in the Netherlands, offset by stock based compensation. A reconciliation of income taxes at the statutory income tax rate to the provision for income taxes included in the consolidated statement of operations is as follows (in thousands, except for rates):

	Year Ended April 30,
	2019		2018		2017
	Tax	Rate	Tax	Rate	Tax	Rate
Dutch statutory income tax	$(24,479)	25.0%	$(12,338)	25.0%	$(11,939)	25.0%
Foreign income taxed at different rates	(310)	0.3%	(670)	1.4%	484	(1.0)%
Stock-based compensation	(24,848)	25.3%	4,669	(9.4)%	4,241	(8.9)%
Credits	(2,161)	2.2%	(697)	1.4%	(504)	1.1%
Change in valuation allowance	43,071	(44.0)%	11,495	(23.3)%	11,226	(23.5)%
Deferred tax asset revaluation	11,883	(12.1)%	1,081	(2.2)%	-	-
Other	1,232	(1.2)%	(164)	0.3%	705	(1.5)%
Provision for income taxes	$4,388	(4.5)%	$3,376	(6.8)%	$4,213	(8.8)%

Deferred Income Taxes

Deferred tax assets are recognized for the expected future tax consequences of temporary differences between the carrying amounts and the tax basis of assets and liabilities. Management assesses whether it is more likely than not that some portion or all of the deferred tax assets will be realized. Deferred tax assets are reduced by valuation allowance to the extent management believes it is not more likely than not to be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income. Management makes estimates and judgments about future taxable income based on assumptions that are consistent with the Company’s plans and estimates.

Significant components of the Company’s deferred tax assets are summarized as follows (in thousands):

	As of April 30,
	2019	2018
Deferred tax assets:
Accrued compensation	$1,685	$795
Net operating loss carryforward	84,194	47,331
Deferred revenue	-	367
Intangibles/assets	2,321	1,005
Stock-based compensation	4,089	1,013
Research and development credits	3,584	978
Other	1,875	519
Gross deferred tax assets	97,748	52,008
Less valuation allowance	(92,309)	(45,906)
Total deferred tax assets	5,439	6,102
Deferred tax liabilities:
Deferred contract acquisition costs	(5,878)	(3,467)
Deferred revenue	(858)	-
Other	(674)	(984)
Gross deferred tax liabilities	(7,410)	(4,451)
Net deferred tax assets (liabilities)	$(1,971)	$1,651

The valuation allowance for deferred tax assets as of April 30, 2019 and 2018 was $92.3 million and $45.9 million, respectively. As the Company has generated losses since inception in the Netherlands and California (United States) jurisdictions, management maintains a full valuation allowance against the net deferred tax assets in these jurisdictions. In addition, the United States and the United Kingdom jurisdictions are anticipated to have cumulative losses for the foreseeable future, and as such a valuation allowance has been established for these regions. The valuation allowance in the Netherlands, the United States and the United Kingdom jurisdictions increased by $10.6 million, $35.0 million and $0.8 million, respectively, during the year ended April 30, 2019 and $16.9 million, $1.3 million and no valuation allowance, respectively, for the year ended April 30, 2018. The valuation allowance for Dutch deferred tax assets as of April 30, 2019 and 2018 was $53.1 million and $42.5 million, respectively, the valuation allowance for the United States deferred tax assets as of April 30, 2019 and 2018 was $38.4 million and $3.4 million, respectively, and the valuation allowance for the United Kingdom deferred tax assets as of April 30, 2019 was $0.8 million and there was no valuation allowance as of April 30, 2018.

As of April 30, 2019, the Company had net operating loss (“NOL”) carryforwards for Dutch, U.S. Federal and U.S. State income tax purposes of $251.0 million, $116.4 million and $112.2 million, respectively, which begin to expire in the year ending April 30, 2022, April 30, 2029 and April 30, 2024, respectively. The Company also has research and development tax credit carryforwards for United States Federal, State and Canada, income tax purposes of $1.9 million , $1.3 million and $0.4 million respectively, which begin to expire April 30, 2033, April 30, 2022 and April 30, 2039, respectively.   The deferred tax assets associated with the NOL carryforwards and other tax attributes in the Netherlands, the United States, and the United Kingdom are subject to a full valuation allowance.

Uncertain Tax Positions

The calculation of the Company’s tax obligations involves dealing with uncertainties in the application of complex tax laws and regulations. ASC 740, Income Taxes, provides that a tax benefit from an uncertain tax position may be recognized when it is more likely than not that the position will be sustained upon examination, including resolutions of any related appeals or litigation processes, on the basis of the technical merits. The Company has assessed its income tax positions and recorded tax benefits for all years subject to examination, based upon the Company’s evaluation of the facts, circumstances and information available at each period end.

Although the Company believes that it has adequately reserved for its uncertain tax positions, the Company can provide no assurance that the final tax outcome of these matters will not be materially different. As the Company expands, it will face increased complexity, and the Company’s unrecognized tax benefits may increase in the future. The Company makes adjustments to its reserves when facts and circumstances change, such as the closing of a tax audit or the refinement of an estimate. To the extent that the final tax outcome of these matters is different than the amounts recorded, such differences will affect the provision for income taxes in the period in which such determination is made.

The Company had unrecognized tax benefits of $3.9 million as of April 30, 2019, of which none would impact the effective tax rate before consideration of any valuation allowance.  The activity within the Company’s unrecognized gross tax benefits is summarized as follows (in thousands):

	As of April 30,
	2019	2018	2017
Balance as of beginning of year	$2,019	$1,196	$584
Increase related to tax positions taken in prior periods	240	6	-
Increase related to tax positions taken in the current period	1611	817	612
Balance as of end of year	$3,870	$2,019	$1,196

The Company’s policy is to recognize penalties and interests accrued on any unrecognized tax benefits as a component of income tax expense. During the year ended April 30, 2019, 2018 and 2017 the Company recognized less than $0.1 million, $0.2 million and less than $0.1 million, respectively, of interest and penalties. The amount of accrued interest and penalties recorded on the consolidated balance sheet as of April 30, 2019 and 2018 was $0.3 million and $0.3 million, respectively.

The Company is subject to periodic examination of income tax returns by various domestic and international tax authorities.  The Company is currently under audit with the French tax authority for the tax years ended April 30, 2015 to April 30, 2018, and the Dutch tax authority for the tax years ended April 30, 2015 to April 30, 2017.

The Company does not anticipate any significant increases or decreases in its uncertain tax positions within the next twelve months. The Company files tax returns in multiple jurisdictions, including the Netherlands and United States. The Company’s tax filings for fiscal years starting in 2013 remain open in various tax jurisdictions. If the examinations are resolved unfavorably, there is a possibility they may have a material negative impact on its results of operations.

Dutch income taxes and non-Dutch withholding taxes associated with the repatriation of earnings or for temporary differences related to investments in non-Dutch subsidiaries, excluding the U.S subsidiaries, have not been provided for, as the Company intends to reinvest the earnings of such subsidiaries indefinitely or the Company has concluded that an immaterial additional tax liability would arise on the distribution of such earnings. Earnings from the Company’s U.S. subsidiaries are being treated as being currently repatriated back to the Netherlands though no Dutch income taxes nor U.S. withholding taxes in regard to such repatriations are being recorded due to the Dutch participation exemption provisions and exemption from withholding taxes under the income tax treaty between the Netherlands and the United States. At April 30, 2019, there were cumulative earnings of $37.9 million, from the non-U.S. subsidiaries. If such earnings were to be repatriated they would be exempt from taxation in the Netherlands and the amount of dividend withholding taxes from such foreign jurisdictions would not be material, due to the various income tax treaties between the Netherlands and the respective foreign jurisdictions.

On December 22, 2017, the Tax Cuts and Jobs Act (“TCJA”) was signed into law making significant changes to the United States Internal Revenue code. Changes include, but are not limited to, a U.S. corporate income tax rate (“U.S. federal tax rate”) decrease to from 35% to 21% effective January 1, 2018. As a result of the decrease in the U.S. federal tax rate to 21% effective January 1, 2018, the Company has computed its income tax expense for the year ended April 30, 2018 using a blended U.S. federal tax rate of 29.7%. The 21% U.S. federal tax rate applies to the Company’s year ending April 30, 2019 and each year thereafter. During the year ended April 30, 2018, the Company remeasured its deferred tax assets and liabilities using the U.S. federal tax rate that is expected to apply when the related temporary differences are expected to reverse.  Accordingly, this change in tax rate resulted in a provisional reduction in the Company’s U.S. deferred tax assets by $1.1 million.

On December 22, 2017, the staff of the SEC issued Staff Accounting Bulletin No. 118, which addresses how a company recognizes provisional amounts when a company does not have the necessary information available, prepared or analyzed (including computations) in reasonable detail to complete its accounting for the effect of the changes in the TCJA. The measurement period ends when a company has obtained, prepared, and analyzed the information that was needed in order to complete the accounting requirements under ASC Topic 740, but cannot extend beyond one year. The Company has determined that the U.S. transition tax on accumulated earnings of foreign subsidiaries and the deferred tax asset re-measurement were each provisional and reasonable estimates as of April 30, 2018. In the year ended April 30, 2019, the Company finalized the computation of the transition tax and made immaterial changes to the provisional amounts.

The TCJA contains several new tax provisions that became effective on January 1, 2018, such as the introduction of Global Intangible Low Taxed Income (“GILTI”).  Due to the Company’s net operating loss, such new tax provisions did not have a material impact on the Company’s results for the year ended April 30, 2019.